SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 28, 2003

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)



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Item 5.  Other Events and Required FD Disclosure

     In furtherance of the announcement by UPC Polska, Inc. ("UPC Polska"), a subsidiary of United Pan-Europe Communications N.V., on July 8, 2003 that it filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on July 7, 2003, and filed a pre-negotiated plan of reorganization on July 8, 2003, with the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court") (Case No. 03-14358), a copy of the proposed disclosure statement ("Disclosure Statement") filed with the U.S. Bankruptcy Court on July 28, 2003 is incorporated by reference as
Exhibit 99.1 to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits

     Exhibit Number                      Description

          99.1 Disclosure Statement jointly proposed by UPC Polska and UPC Polska Finance, Inc., dated July 28, 2003 (incorporated by reference to
                                 Exhibit 99.1 of the Current Report on Form
                                 8-K filed by UPC Polska with the SEC on July
                                 29, 2003).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 UNITED PAN-EUROPE COMMUNICATIONS N.V.



                                 By:     /s/ Jeremy Evans
                                    ------------------------------------------
                                 Name:  Jeremy Evans
                                 Title: Attorney in Fact




Dated:  July 29, 2003